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                      METLIFE INVESTORS INSURANCE COMPANY
                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE

  FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY AND
    FLEXIBLE PREMIUM SINGLE LIFE VARIABLE LIFE INSURANCE POLICY (CLASS VL)

                      SUPPLEMENT DATED SEPTEMBER 22, 2006
                                    TO THE
                PROSPECTUSES DATED MAY 1, 2006, AS SUPPLEMENTED

This supplement updates certain information in the prospectus for the above flexible premium variable life insurance policies, as annually and periodically supplemented. You should read and retain this supplement.

The following is added under FEDERAL TAX STATUS in the prospectuses:

  EMPLOYER-OWNED LIFE INSURANCE. In the case of employer-owned life insurance as defined in Section 101(j) of the Internal Revenue Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to Policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel. The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.